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                                      LEASE


                           GENERAL JACKSON PARTNERSHIP

                                    Landlord



                                       To



                            ZAPATA HAYNIE CORPORATION

                                     Tenant



                                 April ___, 1985

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                                TABLE OF CONTENTS

Article One - Leased Premises.............................................. 1

        Section 1.01 Description........................................... 1
        Section 1.02 Rentable Area......................................... 1
        Section 1.03 Construction of Leased Premises....................... 1
        Section 1.04 Ownership of Movables................................. 1
        Section 1.05 Parking............................................... 2
        Section 1.06 Building Name......................................... 2
        Section 1.07 Supplementary Agreement............................... 2

Article Two - Term......................................................... 2

        Section 2.01 Lease Term............................................ 2
        Section 2.02 Inability to Deliver Possession....................... 2

Article Three - Rent....................................................... 2

        Section 3.01 Base Rent............................................. 2
        Section 3.02 Real Property Taxes and Adjustments................... 3
        Section 3.03 Net Lease............................................. 3

Article Four - Use and Operation........................................... 4

        Section 4.01 Permitted Uses........................................ 4
        Section 4.02 Prohibited Activities................................. 4
        Section 4.03 Compliance With Laws, Rules and Regulations........... 4
        Section 4.04 Landlord's Entry of Premises.......................... 4
        Section 4.05 Peaceful Possession................................... 4
        Section 4.06 Tenant's Compliance With Laws..........................4

Article Five - Maintenance and Alterations................................. 5

        Section 5.01 Maintenance........................................... 5
        Section 5.02 Tenant's Maintenance.................................. 5
        Section 5.03 Authorized Representatives............................ 5
        Section 5.04 Alterations........................................... 5
        Section 5.05 Mechanics Lien........................................ 6

Article Six - Utilities and Services....................................... 5





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        Section 6.01 Electricity and Water.................................. 6
        Section 6.02 Janitorial Service..................................... 6
        Section 6.03 Security............................................... 6
        Section 6.04 Bulb Replacement....................................... 6
        Section 6.05 Graphics............................................... 6

Article Seven - Insurance, Indemnity and Exculpation........................ 6

        Section 7.01 Landlord's Insurance................................... 6
        Section 7.02 Requirements of Tenant's Insurance..................... 7
        Section 7.03 Waiver of Subrogation.................................. 7
        Section 7.04 Indemnity.............................................. 8

Article Eight - Destruction and Restoration................................. 8

        Section 8.01 Partial Destruction and Restoration.................... 8
        Section 8.02 Total Destruction and Restoration...................... 8

Article Nine - Expropriation................................................ 8

        Section 9.01 Total Taking........................................... 8
        Section 9.02 Partial Taking......................................... 8
        Section 9.03 Award.................................................. 9

Article Ten - Assignment and Sublease....................................... 9

        Section 10.01 Prohibition of Assignment of Sublease................. 9
        Section 10.02 Permitted Assignments................................. 9
        Section 10.03 Prohibition of Involuntary Assignments................ 9
        Section 10.04 Assignment by Landlord................................ 9
        Section 10.05 Changes in Corporate Ownership........................10

Article Eleven - Subordination and Estoppel................................ 10

        Section 11.01 Subordination.........................................10
        Section 11.02 Estoppel Certificates.................................10

Article Twelve - Defaults and Remedies......................................11

        Section 12.01 Tenant's Default......................................11
        Section 12.02 Landlord's Remedies...................................11
        Section 12.03 Landlord's Right to Cure..............................12
        Section 12.04 Interest..............................................12
        Section 12.05 Landlord's Default....................................13


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        Section 12.06 Limitation of Landlord's Liability....................13
        Section 12.07 Mortgagee Protection Clause...........................13

Article Thirteen - Surrender of Leased Premises.............................13

        Section 13.01 Surrender.............................................13
        Section 13.02 Holding Over..........................................13

Article Fourteen - Right of First Refusal to Purchase.......................14

        Section 14.01 Offer by Landlord.....................................14
        Section 14.02 Third Party Offer.....................................14

Article Fifteen - Miscellaneous.............................................14

        Section 15.01 Approval of Lease by Mortgagee........................14
        Section 15.02 Notices...............................................14
        Section 15.03 Non-Waiver............................................15
        Section 15.04 Force Majeure.........................................15
        Section 15.05 Entire Agreement......................................15
        Section 15.06 Captions..............................................15
        Section 15.07 Successors and Assigns................................15
        Section 15.08 Severability..........................................16
        Section 15.09 Governing Law.........................................16


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                             INDEX OF DEFINED TERMS

Applicable Laws............................................................. 4

Authorized Representative................................................... 5

Base Rent................................................................... 3

Basic Annual Rental......................................................... 2

Commencement Date........................................................... 2

Date of Taking.............................................................. 8

Event of Default............................................................11

Landlord.................................................................... 1

Leased Premises............................................................. 1

Lease Term.................................................................. 2

Movables.................................................................... 1

Real Property Taxes......................................................... 3

Rentable Area............................................................... 1

Rules and Regulations....................................................... 4

Tenant...................................................................... 1

Termination Date............................................................ 2





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                                 LEASE AGREEMENT

     This lease agreement is made and entered into this ___ day of April, 1985, by and between General Jackson Partnership, a Louisiana general partnership domiciled in Tangipahoa Parish, whose permanent mailing address is 1518 Martens Drive, Hammond, Louisiana 70401 (the "Landlord") and Zapata Haynie Corporation, a Virginia corporation, whose permanent mailing address is Post Office Box 2868, Hammond, Louisiana 70404 (the "Tenant").

                                   ARTICLE ONE
                                 LEASED PREMISES

         SECTION 1.01 DESCRIPTION. Landlord leases to Tenant the land and building and parking facility described in Exhibit "A" to this Lease (the "Leased Premises").

     SECTION 1.02 RENTABLE AREA. The term "Rentable Area" shall refer to all floor areas of the Building measured from the exterior of the outer wall of the Building to the exterior of the opposite outer wall including mechanical and electrical roms, service areas, stairwells, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts.

     SECTION 1.03 CONSTRUCTION OF LEASED PREMISES. Landlord and Tenant acknowledge that as of the date hereof, the improvements of which the Leased Premises are a part have not been constructed. The Building which shall comprise a portion of the Leased Premises shall be a two-story office building containing approximately 17,000 square feet of Rentable Area and related surface parking area and landscaping, which Landlord hereby agrees to construct on the land described in Exhibit "A" in accordance with the Plans and Specifications of Dietz, Prince, Fischrupp, Architects, Mobile, Alabama, which are to be submitted to and approved by the Tenant. The plans may be modified from time to time, by joint consent in writing of Landlord and Tenant. The Building shall be constructed by contractor selected by Landlord and pursuant to the provisions of Exhibit "B" of this Lease.

     SECTION 1.04 OWNERSHIP OF MOVABLES. Tenant may remove its trade fixtures, office supplies, and movable office furniture and equipment not attached to the Building (hereinafter called "Movables") provided: (a) such removal is made prior to the termination of the term of this Lease; (b) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and
(c) Tenant promptly repairs all damage caused by such removal. If Tenant does not remove such Movables prior to surrender of the Leased Premises, then in addition to its other remedies granted under this Lease, Landlord may have such Movables removed and all resulting damages to the Leased Premises or Building repaired at Tenant's expense. Such Movables will automatically become the property of Landlord upon termination of this Lease and may be disposed of as Landlord determines, and Tenant shall not have any right to reimbursement therefore. All other property on the




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Leased Premises and any alteration or addition to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this Lease, Tenant hereby waiving all rights to payment of compensation therefor.

     SECTION 1.05 PARKING. Tenant shall have the right to park automobiles in the parking areas to be constructed by Landlord without additional charge. Landlord shall not be held responsible for any loss of property or injury to any person parking an automobile on the Leased Premises.

     SECTION 1.06 BUILDING NAME. The name of the building shall be acceptable and reflect the identity of Tenant, and shall not be changed without the prior written consent of Tenant.

     SECTION 1.07 SUPPLEMENTARY AGREEMENT. Within thirty (30) days after the Commencement Date, Landlord and Tenant shall execute an agreement supplementary hereto setting forth: the Commencement Date, the Termination Date, the Rentable Area of the Building, the Basic Annual Rental based upon the Rentable Area.

                                   ARTICLE TWO
                                      TERM

     SECTION 2.01 LEASE TERM. This Lease shall be in effect for a term of 180 months (the "Lease Term") commencing on the 180th day after the date on which Landlord receives Tenant's written approval of the final plans and specifications for the Building or the date on which Tenant takes occupancy of the Leased Premises, whichever date is the first to occur (the "Commencement Date") and expiring 180 months thereafter unless sooner termination as provided herein or by law (the "Termination Date").

     SECTION 2.02 INABILITY TO DELIVER POSSESSION. If for any reason the Leased Premises are not ready for occupancy by the date occurring 180 days after the date on which Landlord receives from Tenant written approval of final plans and specifications for the Building, Landlord shall be liable for all additional costs and expenses of Tenant incurred as a result thereof, provided, however, that any delay caused by Tenant or by force majeure (as defined in Article 15.04 below) shall serve to extend the 180 day period, on a day-for-day basis.

                                  ARTICLE THREE
                                      RENT

     SECTION 3.01 BASE RENT. Tenant shall pay to Landlord Basic Annual Rental for the Leased Premises a sum equal to the amount calculated as follows:


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                                             Basic Annual Rental
                                             Per Square Foot
                Lease Years                  of Rentable Area
                -----------                  -------------------

                   1-3                           $10.35
                   4-6                            11.28
                   7-9                            12.30
                  10-12                           13.41
                  13-15                           14.62

Basic Annual Rental shall be payable in monthly installments in the amount of 1/12 of the Basic Annual Rental in advance on the first day of each month beginning on the Commencement Date. Monthly installments of Basic Annual Rental is referred to herein as "Base Rent." If the Commencement Date is not the first day of the month, the Base Rent for the remainder of that month will be pro rated at the rate of 1/30 of the Base Rent per day. All rent shall be paid to Landlord at c/o Southern States Management Corporation, Post Office Box 54601, New Orleans, Louisiana 70134, or at such other address as Landlord shall notify Tenant in writing.

     SECTION 3.02 REAL PROPERTY TAXES AND ADJUSTMENTS. In addition to the payment of Base Rent, Tenant shall be responsible for the payment of all taxes and general and special assessments ("Real Property Taxes") against the Leased Premises, provided that Tenant shall be advised by Landlord of the amount of Real Property Taxes at least 20 days prior to the date of such Real Property Taxes become delinquent. Tenant shall pay such amounts to Landlord at least 7 days prior to the date such Real Property Taxes become delinquent provided, however, that Landlord shall in all events give Tenant reasonable opportunity to require Landlord to contest the amount of such Real Property Taxes, at the sole cost and expense of Tenant. Tenant shall be responsible for paying the ad valorem taxes on its personal property and the value of Tenant Improvements to the extent that such improvements are assessed separately from the Building. If at any time during the Term the present method of taxation shall be changed so that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate improvements shall be discontinued and in whole or partial substitution therefor, taxes, assessments, levies, impositions or charges shall be levied, assessed, and or imposed wholly or partially as a capital levy or otherwise on the rents received from such real estate or the rents reserved herein or any part thereof, then such substitute taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be an obligation of Tenant.

     SECTION 3.03 NET LEASE. Except as herein otherwise expressly provided, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the maintenance, operation or repair of the Building, provided, however, that Landlord shall have the obligation to pursue warranty and other claims against the contractor at Tenant's request. It is expressly


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understood and agreed that, except as herein otherwise expressly provided, this is a complete net lease intended to assure Landlord the rentals herein reserved on an absolute basis. Unless otherwise agreed or as expressly provided in this Lease, under no circumstances or conditions, whether now existing or hereafter arising, or whether or not beyond the present contemplation of the parties, shall Landlord be expected or required to make any payment of any kind whatsoever with respect to the Leased Premises.

                                  ARTICLE FOUR
                                USE AND OPERATING

     SECTION 4.01 PERMITTED USES. Tenant shall use the Leased Premises for the purpose of a business office and for no other purpose.

     SECTION 4.02 PROHIBITED ACTIVITIES. Tenant's use of the Leased Premises shall be limited by the following:

          A. Cancellation of Insurance or Increase in Rates. Tenant shall not do, bring or keep anything in or about the Leased Premises that will cause an increase in the rate of any insurance premium or cancellation of any insurance policy covering the building.

          B. Waste and Nuisance. Tenant shall not use the Leased Premises in any manner that will constitute waste, nuisance or unreasonable annoyance to other tenants in the building.

     SECTION 4.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Tenant shall comply with all laws and ordinances with respect to the Leased Premises. Tenant shall comply with all rules and regulations (the "Rules and Regulations") promulgated by Landlord with respect to Tenant's use of the Leased Premises which rules and regulations are attached hereto as Exhibit "C." Tenant's failure to comply with any laws respecting its use of the Leased Premises or to comply with any rules or regulations shall be an event of default.

     SECTION 4.04 LANDLORD'S ENTRY ON PREMISES. Landlord or its authorized representatives shall have the right to enter the Leased Premises at all reasonable times during the term of this Lease upon advance notice to and consent of Tenant which consent shall not be unreasonably withheld or delayed for the purposes of (a) inspecting, maintaining, restoring or performing any of Landlord's obligations under this Lease; (b) showing the Leased Premises to prospective brokers, agents, buyers, tenants or persons interested in the acquisition of the building or the Leased Premises; and (c) posting any notices required or allowed under this Lease. Landlord shall use all reasonable efforts to minimize interference or disruption of Tenant's business, and so long as all such reasonable efforts are used, Landlord shall not be liable for any losses resulting from such entry and Tenant shall not be entitled to any reduction or abatement of rent.


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     SECTION 4.05 PEACEFUL POSSESSION. Landlord covenants and agrees, provides
Tenant performs its obligations under this Lease, to take all necessary steps to secure and maintain for the benefit of Tenant the quiet and peaceful possession of the Leased Premises.

     SECTION 4.06 TENANT'S COMPLIANCE WITH LAWS. Tenant, at its expense, shall comply with any valid and applicable laws, rules, orders, ordinances, regulations and other requirements, present or future (collectively "Applicable Laws"), affecting the Leased Premises that are promulgated by any governmental authority or agency having jurisdiction over the Leased Premises and with any reasonable requirements of the insurance companies insuring Landlord against damage, loss or liability for accidents in or connected with the Leased Premises. Tenant may, at its expense (and, if necessary, in the name of but without expense to, Landlord) contest, by appropriate proceedings diligently prosecuted, the validity, or applicability to the Leased Premises, any matter it may be required to comply with pursuant to this Section 4.06, and, to the extent permitted by law, may postpone its compliance therewith until such contest shall be decided. Landlord at its costs, shall install all capital investment items required by governmental authority. The costs of such work shall be reimbursed by Tenant to Landlord by monthly payments amortized over the reasonable life of the capital investment item, with the reasonable life and amortization schedule to be determined in accordance with generally accepted accounting principles. Commencing with the first month following completion thereof, Tenant shall reimburse Landlord in equal monthly installments in accordance with the amortization schedule.

                                  ARTICLE FIVE
                           MAINTENANCE AND ALTERATIONS

     SECTION 5.01 MAINTENANCE. Landlord at its cost shall maintain the structural parts of the Building including foundation and load bearing walls, and structural bearing components of the roof. In addition Landlord shall warrant to Tenant the structural integrity of the roof coverings and parking facilities for a period of two years from Commencement Date.

     SECTION 5.02 TENANT'S MAINTENANCE. Except as provided above in Section 5.01, Tenant, at Tenant's sole cost, shall maintain in good condition all portions of the Leased Premises, both exterior and interior, including without limitation, all Tenant Improvements, personal property, the roof, mechanical and electrical systems and equipment, elevators, signs and parking facilities including lighting, cleaning and restriping thereof. Tenant shall be liable for any damage to the Leased Premises resulting from the acts or omissions of Tenant or its Authorized Representatives, licensees and invitees.

     SECTION 5.03 AUTHORIZED REPRESENTATIVES. The term, "Authorized representative", as used in this Article and other Articles of this Lease, shall mean any officer, agent, employee, or independent contractor retained or employed by Landlord or Tenant, whichever is the case, acting within his actual or apparent authority.


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     SECTION 5.04 ALTERATIONS. Tenant shall make no alterations to the Leased
Premises without the prior written consent of Landlord which approval shall not be unreasonably withheld. Tenant shall, before making any installations, alterations, additions or improvements, obtain all permits, approvals and certificates required by any governmental body or agency, and certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord. Any alterations so permitted shall remain on and be surrendered with the Leased Premises.

     SECTION 5.05 MECHANICS LIEN. With respect to Section 5.04 above, Tenant agrees to pay all costs for any permitted alterations and shall keep the Leased Premises free and clear of all liens resulting from construction done by or for the Tenant.

                                   ARTICLE SIX
                              UTILITIES AND SERVICE

     SECTION 6.01 ELECTRICITY AND WATER. Tenant shall contract directly with the applicable public utility companies to furnish all utilities, including electricity, water, telephone, and sewage disposal to the Leased Premises. Tenant acknowledges that the Leased Premises will not be furnished with gas and Landlord is hereby relieved of any obligation to provide gas to the Leased Premises. Tenant shall pay all charges for electricity, light, heat, air conditioning, power, telephone and other communication services, and all other utilities and similar services rendered or supplied to the Leased Premises, and all water rents, sewer service charges, or other similar charges levied or charged against, or in connection with, the Leased Premises.

     SECTION 6.02 JANITORIAL SERVICE. Tenant, at its expense, shall provide for janitorial service for the Leased Premises and shall maintain all parts of the Leased Premises in a clean, orderly condition including the parking facilities.

     SECTION 6.03 SECURITY. Tenant hereby relieves Landlord of any obligation to provide security personnel and equipment to the Leased Premises (except such equipment as required by plans and specifications approved by Tenant for initial construction of the Building). Landlord shall not be held liable for any loss by theft or personal injury to Tenant or any other person (unless caused by negligence or wilful misconduct of Landlord or Landlord's representative), and Tenant agrees to indemnify Landlord in the event Landlord is held liable for acts other than those caused by negligence or wilful misconduct of Landlord or Landlord's representative.

     SECTION 6.04 BULB REPLACEMENT. Tenant shall be responsible for replacement of all fluorescent and incandescent bulbs in the Leased Premises. At Tenant's request Landlord shall provide such service at Tenant's expense.

     SECTION 6.05 GRAPHICS. Landlord shall provide and install upon Tenant's request and at Tenant's expense, all identification signs and other graphics to be used on the Leased


                                       -6-




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Premises, and no other shall be used or permitted on the exterior of the Leased
Premises without the written approval of Landlord and Tenant.

                                  ARTICLE SEVEN
                      INSURANCE, INDEMNITY AND EXCULPATION

     SECTION 7.01 LANDLORD'S INSURANCE. Tenant shall maintain at Tenant's expense the following coverage with a solvent insurance carrier authorized to do business in Louisiana:

          A. Fire and Extended Coverage on Building. Fire and extended coverage insurance with vandalism and malicious mischief endorsement on the Building (excluding Tenant's improvements) in an amount equal to ninety percent (90%) of the full replacement value of the Building and any payments made pursuant to this insurance policy shall be made solely to Landlord, or, at Landlord's request, to Landlord and to its mortgagee.

          B. Fire Insurance on Tenant Improvements. All risk coverage of all Tenant Improvements, personal property, including movable trade fixtures and alterations.

          C. Liability. A policy of comprehensive general liability insurance which shall afford minimum protection of not less than $1,000,000.00 for personal injury or death for any one occurrence and of not less than $500,000.00 for property damage in any one occurrence.

          D. Business Interruption Insurance. A policy of business interruption insurance insuring that the Base Rent will be paid to Landlord for a period up to one year if the Leased Premises are destroyed or rendered inaccessible by a risk insured against by a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements. Payments made pursuant to this insurance coverage shall be made solely to Landlord, at Landlord's request, to Landlord and its mortgagee.

     SECTION 7.02 REQUIREMENTS OF TENANT'S INSURANCE. Each such policy shall be in form and content, and issued by solvent and responsible insurers, acceptable to the Landlord and the Landlord's first mortgagee and shall name the Landlord and any mortgagee of the Premises as additional named insureds as their interests may appear. The aforesaid policies shall contain an endorsement providing that the insurers under such policies shall notify the Landlord and the Landlord's first mortgagee in writing at least thirty (30) days prior to any material change or cancellation thereof. The Tenant shall furnish to the Landlord copies of all such policies and shall provide written evidence of the continuation of such policies not less than ten (10) days prior to their respective expiry dates. The cost or premium for each


                                       -7-




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and every such policy shall be paid by the Tenant. The Tenant agrees that if the
Tenant fails to take out or keep in force such insurance, the Landlord will have the right (but not the obligation) to do so (which shall impose no liability upon the Landlord) and to pay the premium thereof, and in such event the Tenant shall repay to the Landlord within five (5) days after receipt of Landlord's invoice, as Rent, the amount paid as premiums.

     SECTION 7.03 WAIVER OF SUBROGATION. Each insurance policy required by this Lease shall include a waiver of subrogation clause by which the insurance company waives all right of recovery by way of subrogation against the other party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured under any insurance policy required by this Lease.

     SECTION 7.04 INDEMNITY. Tenant shall hold Landlord harmless for all damages arising out of any injury to personal property on or about the Leased Premises including but not limited to any vices or defects in the Leased Premises. Except Landlord shall be liable to Tenant for damage resulting from the negligent acts or omissions of Landlord or its Authorized Representatives. Landlord shall hold Tenant harmless for all damages arising out of any such damage. Each party's obligations under this Section to indemnify and hold harmless the other party shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

                                  ARTICLE EIGHT
                           DESTRUCTION AND RESTORATION

     SECTION 8.01 PARTIAL DESTRUCTION AND RESTORATION. If the Leased Premises are partially destroyed by fire or other casualty, Landlord shall restore the Leased Premises to their former condition and the Base Rent shall be reduced in proportion to the rentable area rendered untenantable until the Leased Premises are restored to a tenantable condition. However, Landlord's obligation to restore is conditioned upon Landlord's receipt of sufficient insurance proceeds to fully pay for such work. Otherwise Landlord may cancel this Lease upon 30 days written notice to Tenant.

     SECTION 8.02 TOTAL DESTRUCTION AND RESTORATION. If the Leased Premises are totally destroyed by fire or other casualty, Landlord shall rebuild the Leased Premises in accordance with the plans and specifications originally approved by Landlord and Tenant for initial construction of the Leased Premises and Landlord shall deliver occupancy thereof to Tenant within 270 days from the date of destruction; provided, however, Landlord's obligation to restore shall be conditioned upon Landlord's receipt of sufficient insurance proceeds to fully pay for such cost of construction and provided that Landlord's lender shall make the insurance proceeds available for reconstruction. If Landlord's lender does not make insurance proceeds available, Landlord will use reasonable efforts to obtain comparable financing and if such financing is not then available to Landlord this Lease shall terminate. Tenant's obligation to pay rent shall abate as of the date of destruction until the day on which Tenant shall reassume occupancy. Notwithstanding the foregoing provisions, if total


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destruction occurs within the last thirty-six (36) months of the lease term,
Landlord shall have the option to terminate this Lease by giving written notice thereof within sixty (60) days following the date of destruction.

                                  ARTICLE NINE
                                 EXPROPRIATION

     SECTION 9.01 TOTAL TAKING. If all the Leased Premises is condemned or expropriated this Lease shall terminate as of the date title to the building or Leased Premises is transferred (the "Date of Taking"), and all rent will be abated as of the Date of Taking.

     SECTION 9.02 PARTIAL TAKING. If less than twenty-five percent (25%) of the rentable area of the Leased Premises is condemned or expropriated this Lease shall not terminate but the rent shall be reduced from the Date of Taking in proportion to the rentable area so taken. If twenty-five percent (25%) or more of the rentable area of the Leased Premises is taken, Tenant has the option of terminating this Lease by giving Landlord written notice thereof within thirty
(30) days of the Date of Taking and all rent will be abated as of the Date of Taking. If Tenant elects to continue this Lease by not giving the notice provided for above, the Base Rent shall be reduced from the Date of Taking in proportion to the rentable area so taken.

     SECTION 9.03 AWARD. The award shall belong to and be paid to Landlord, except that Tenant shall receive from the award a sum attributable to the remaining value of Tenant's leasehold interest and the value of any Tenant Improvements or alterations which Tenant has the right to remove from the Leased Premises pursuant to the provisions of this Lease but elects not to remove.

                                   ARTICLE TEN
                             ASSIGNMENT AND SUBLEASE

     SECTION 10.01 PROHIBITION OF ASSIGNMENT AND SUBLEASE. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the leased Premises or sublease all or any part of the Leased Premises or allow any other person to occupy or use all or any part of the Leased Premises without first obtaining Landlord's written consent which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's consent shall be voidable by Landlord and shall constitute an event of default by Tenant under this Lease and Landlord shall have the right to terminate this Lease. Any requests for permission to assign or sublet must be made in writing at least thirty (30) days prior to the date of the proposed assignment or sublease.

     SECTION 10.02 PERMITTED ASSIGNMENTS. Within fifteen (15) days after Landlord's receipt of all relevant information regarding Tenant's proposed assignee or sublessee, including financial strength, guaranties (if any), and all economic and other terms of the proposed assignment or sublease, Landlord shall either grant or deny its consent, or


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Landlord may elect to cancel this Lease and enter into a lease directly with the proposed assignee or sublessee. If Landlord fails to respond in writing to Tenant no later than the third day following expiration of the fifteen (15) day period, Landlord shall be deemed to have consented to the proposed assignment or sublease.

     SECTION 10.03 PROHIBITION OF INVOLUNTARY ASSIGNMENTS. No interest of Tenant in this Lease shall be assignable by operation of law including but not limited to any transfer of this Lease by will or intestacy, bankruptcy of Tenant, execution levy of a writ of attachment or execution on this Lease, which is not released within thirty (30) days of Tenant's actual knowledge thereof; or any circumstance in which a receiver for Tenant or its assets is appointed with authority to take possession of the Leased Premises. Any involuntary assignment shall constitute an event of default by Tenant and Landlord shall have the right to elect to terminate this Lease in which event this Lease shall not be treated as an asset of Tenant.

     SECTION 10.04 ASSIGNMENT BY LANDLORD. If Landlord sells or transfers all or any portion of the Building, other improvements, and land on which the Building is located, Landlord, on consummation of the sale or transfer, shall be released from all obligations thereafter accruing under this Lease provided that Landlord's successor shall assume such obligations.

     SECTION 10.05 CHARGES IN CORPORATE OWNERSHIP. If at any time during the Lease Term the person or persons who owns a majority of its voting shares at the time of the execution of this Lease cease to own a majority of shares, Tenant shall so notify Landlord, who may require the guaranty of the purchasing entity if the net worth of Tenant six months after the date of such purchase is less than 80% of Tenant's net worth as of September 30, 1984.

                                 ARTICLE ELEVEN
                           SUBORDINATION AND ESTOPPEL

     SECTION 11.01 SUBORDINATION. Tenant agrees that, upon the request of Landlord made in writing, Tenant shall substitute this Lease to any mortgage, land or ground lease which may now or hereafter encumber the Leased Premises, or any part thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant, upon request, shall execute and deliver any documents or instruments which may be required by any lender or ground lessor to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.

     SECTION 11.02 ESTOPPEL CERTIFICATE. Either party shall, upon request by the other party, execute and deliver to the requesting party a written declaration in recordable form:

          (1) ratifying the Lease (unless the Lease has expired or been terminated pursuant to the provisions hereof);

          (2)  expressing the Commencement and Termination Date thereof;

          (3) certifying, if such be the case, that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated) or stating the reason that this Lease is not in full force and effect;

          (4) that all conditions under this Lease to be performed by the requesting party have been satisfied or stating those that have not been performed;

          (5) that there are no defenses or offsets against the enforcement of this Lease by the requesting party, or stating those claimed by the party making the declaration;

          (6) the amount of advance rental, if any (or none of such is the case), paid by Tenant;

          (7)  the date to which rental has been paid; and

          (8)  the amount of security deposited with Landlord.

Such declaration shall be executed and delivered by either party from time to time as may be requested by the other party. Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon a declaration by Tenant made pursuant to this Section.

                                 ARTICLE TWELVE
                              DEFAULTS AND REMEDIES

     SECTION 12.01 TENANT'S DEFAULT. The occurrence of any of the following shall constitute a default by Tenant (an "Event of Default"):

          A. Failure to pay Base and/or Additional Rent when due, if the failure continues for twelve (12) days after notice has been given to Tenant.

          B. Abandonment of the Leased Premises for thirty (30) consecutive days.

          C. Failure to perform any other obligation of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to Tenant or if the default cannot be cured within the thirty (30) day period, Tenant fails to commence to cure the default within that time.

          D. If Tenant's interest in this Lease or in the Leased Premises if transferred or evolves upon any other person except as permitted under Section 10.01.

          E. If Tenant files a petition in bankruptcy or insolvency or for reorganization under any state or federal law, or, if involuntary proceedings under any such law are instituted against Tenant or if a receiver or trustee is appointed for all or part of Tenant's property and is not vacated or dismissed within sixty (60) days after such institution or appointment.

     SECTION 12.02 LANDLORD'S REMEDIES. In the Event of Default by Tenant, Landlord shall have the following remedies. These remedies are not exclusive but are cumulative in addition to any other remedies now or later allowed by law except as specifically provided in sub-section (C) of this Section 12.02.

          A. Remedies where Tenant's Right to Possession is Terminated. Landlord may elect to terminate Tenant's right to possession of the Leased Premises by notice to Tenant at any time following an Event of Default. Upon termination, Landlord shall have the right to recover from Tenant the sum of:

               (1) The unpaid rent accrued as of the date of termination of the Lease or judicial dissolution of the Lease, whichever is later, plus interest and late charges accrued pursuant to
                    Section 12.04.

               (2) All legal expenses including reasonable attorneys' fees and court costs incurred or paid by Landlord in effecting re-entry or repossession of the Leased Premises upon prosecuting any related action against Tenant.

               (3) All reasonable costs incurred or paid by Landlord in restoring the Leased Premises to good order and condition.

               (4) All reasonable costs incurred or paid by Landlord in altering, decorating or preparing the Leased Premises for reletting.

               (5) All reasonable costs including brokerage commissions incurred or paid by Landlord in reletting the Leased Premises.

               (6) Such amount as may be necessary, when added to rent collected by Landlord following reletting, to compensate Landlord for amounts of rent otherwise not received.

                    Notwithstanding the foregoing, nothing contained in this
                    Article 12 shall be construed to limit Landlord's right to indemnification with respect to liability arising out of personal injury or property damage as otherwise provided in this Lease.

          B. Landlord's Remedies Where Tenant's Rights to Possession is Not Terminated. If Tenant is in default hereunder, but does not abandon the Leased Premises, Landlord may elect not to terminate this Lease as hereinabove provided, in which event this Lease shall continue in full force and effect and Landlord may exercise any and all rights of Landlord to the maximum extent permitted by law to recover all amounts then in default and to accelerate all future rent for the unexpired term of the Lease and to recover from Tenant all costs and expenses including reasonable attorneys' fees incurred or paid by Landlord in connection with the enforcement of its rights, and all damages necessary to fully compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations hereunder.

          C. Landlord's Remedies if Tenant Abandons. If Tenant abandons the Leased Premises, Landlord may elect to terminate this Lease upon 5 days prior written notice to Tenant and reserve all rights to collect past due rent and charges which may have accrued hereunder including attorney fees and costs. Cancellations of this Lease and collection of past due rents, if any, shall be Landlord's sole remedy if Tenant abandons the Leased Premises.

     SECTION 12.03 LANDLORD'S RIGHT TO CURE. Landlord, at any time after the occurrence of an Event of Default, may cure the default at Tenant's cost and any sums paid or advanced by Landlord for such purpose shall be considered as Additional Rent and are due immediately by Tenant to Landlord when advanced or paid.

     SECTION 12.04 INTEREST. Any sums owed by Tenant to Landlord which are not paid when due shall accumulate interest from the date due until paid at an annual rate equal to the lesser of the prime commercial rate announced from time to time by Citibank, N.A. plus two percent (2%) or the maximum rate permitted by law.

     SECTION 12.05 LANDLORD'S DEFAULT. If Landlord fails or refuses to perform any of Landlord's obligations hereunder, Tenant shall give Landlord written notice thereof and Landlord shall not be considered to be in default hereunder unless Landlord fails to cure the default within 30 days after its receipt of Tenant's written notice. If the default cannot reasonably be cured within the 30 day period, but if Landlord commences action to cure the default within the 30 day period Landlord shall not be deemed to be in default hereunder so long as Landlord thereafter diligently and in good faith continues to cure the default. If Landlord should become in default under any of its obligations hereunder, Tenant shall be entitled to all remedies provided by law.

     SECTION 12.06 LIMITATION OF LANDLORD'S LIABILITY. Tenant specifically agrees that if Landlord defaults under this Lease or is in any way liable to Tenant for any cause arising from this Lease except for the liability which may arise under Section 2.02 and Tenant consequently recovers a money judgement against Landlord, the judgement shall be satisfied only out of the proceeds of the sale realized on execution of the judgement and levied against the right, title and interest of the Landlord in the Leased Premises or the building or land on which the building is located and out of rent or other income from such real property receivable by Landlord. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency, except for the liability which may arise under Section 2.02.

     SECTION 12.07 MORTGAGEE PROTECTION CLAUSE. Tenant agrees to give any mortgagee, by registered mail, a copy of any notice of default served upon the Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided in Section 12.05, then Mortgagee shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary, if within such additional thirty (30) days mortgagee commences and thereafter diligently pursues the remedies necessary to cure such default including but not limited to commencement of foreclosure proceedings if necessary to effect such cure.

                                ARTICLE THIRTEEN
                          SURRENDER OF LEASED PREMISES

     SECTION 13.01 SURRENDER. Upon the Termination Date of this Lease or the cancellation of this Lease for any other cause, Tenant agrees to surrender the Leased Premises and all Tenant Improvements to Landlord in good condition, ordinary wear and tear excepted.

     SECTION 13.02 HOLDING OVER. Tenant shall pay as stipulated damages two (2) times the rent per day for each day that Tenant fails to surrender the Leased Premises as required in Section 13.01. Any failure by Tenant to surrender the Leased Premises shall not be construed as a reconduction of this Lease unless Landlord so authorizes. If Tenant fails to surrender the Leased Premises as required in Section 13.01, Tenant shall hold Landlord harmless from all damages resulting therefrom, including, without limitation, claims made by succeeding tenant.

                                ARTICLE FOURTEEN
                       RIGHT OF FIRST REFUSAL TO PURCHASE

     SECTION 14.01 OFFER BY LANDLORD. If Landlord should elect to sell the Leased Premises or a part thereof during the Lease Term, Landlord shall given written notice to the

Tenant of the price and terms upon which Landlord proposes to sell. Within fifteen (15) days from receipt of Landlord's notice, Tenant shall notify Landlord of Tenant's intention to purchase the property which may have been offered for sale. If Tenant should accept Landlord's offer, the act of sale shall be passed at the place and within the time period set forth in Landlord's offer and if such offer does not specify a place of closing or date of closing, then the act of sale shall be closed in the office of Landlord on or before thirty (30) days from the date on which Landlord shall have received Tenant's written notice of the acceptance of Landlord's offer to sell.

     SECTION 14.02 THIRD PARTY OFFER. During the Lease Term, Landlord shall not accept any offer from a bona fide third person to purchase the Leased Premises, or a part thereof, without first giving Tenant written notice and a complete copy of such third party offer. Upon Tenant's receipt of the notice and copy of the offer, Tenant shall have the first option for a period of fifteen (15) days from Tenant's receipt thereof to purchase the property at the same price and upon the same terms and conditions as offered to Landlord.

                                 ARTICLE FIFTEEN
                                  MISCELLANEOUS

     SECTION 15.01 APPROVAL OF LEASE BY MORTGAGEE. Tenant acknowledges and agrees that this Lease is subject to the prior approval of the issuer of a mortgage loan commitment to provide financing to the Landlord for construction of the Building and other improvements for the Leased Premises secured by a mortgage on the Leased Premises and a collateral pledge and assignment of this Lease. If approval of this Lease is so required and is not granted within 60 days from the date of this Lease, and if Tenant is unwilling to amend this Lease to satisfy the Lender's objections, then the Landlord may cancel and terminate this Lease at any time thereafter by notice to the Tenant, provided that such approval has not been granted prior to such notice. If such cancellation notice is given or if this Lease is rejected by such mortgagee or insurer, then this Lease shall be deemed canceled and neither the Landlord nor the Tenant shall have any further liability of any nature whatsoever under this Lease.

     SECTION 15.02 NOTICES. Any notice to Landlord or Tenant required or permitted by this Lease shall be deemed effective only if in writing and delivered personally, or if mailed by United States registered or certified mail, return receipt requested or when sent by national commercial courier service for next day delivery, to be confirmed in writing by such courier, and addressed as follows:

                   To Landlord:

                         General Jackson Partnership
                         c/o Maurin-Ogden, Inc.
                         1513 Martens Drive
                         Hammond, Louisiana 70401

                   To Tenant:

                         Zapata Haynie Corporation
                         Post-Office Box 2368
                         Hammond, Louisiana 70404

Either party may by written notice change the address to

     SECTION 15.03 NON-WAIVER. Failure of either party to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but such parties shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder.

     SECTION 15.04 FORCE MAJEURE. If Landlord or Tenant shall be delayed or prevented from doing or performing any act or thing required hereunder (except payment of rent by Tenant) by reason of strikes, lock-outs, weather condition, breakdown, accident, casualties, acts of God, labor troubles, inability to procure materials, failure of supply, inability by the exercise of reasonable diligence to obtain supplies, parts, employees, or necessary services, failure of power, governmental laws, orders or regulations, actions of governmental authorities, riots, insurrection, war or other causes beyond the reasonable control of the party required to perform, or for any cause due to any act or neglect of the other party, its servants, agents, employees, licensees, or any person claiming by, through or under the other party (such acts or things being referred to in this Lease as "Force Majeure"), then the party required to perform shall not be liable or responsible for any such delays and the doing or performance of any such act shall be extended for a period equivalent to the period of such delay.

     SECTION 15.05 ENTIRE AGREEMENT. This Lease including the exhibits referred to herein, contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. This Lease may not changed, modified, terminated or discharged, in whole or in party, except by a writing, executed by the party against whom enforcement of the change, modification, termination or discharge is to be sought.

     SECTION 15.06 CAPTIONS. The article and section headings or titles in this Lease are inserted for convenience only and are not to be given any effect in its construction.

     SECTION 15.07 SUCCESSORS AND ASSIGNS. The agreements and obligations contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, heirs, successors and assigns. In the event that this Lease is executed by more than one tenant, all such tenants shall be bound in solido for the payment of rent and the performance of all obligations and agreements contained in this Lease.

     SECTION 15.08 SEVERABILITY. The unenforceability, invalidity or illegality of any provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

     SECTION 15.09 GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Louisiana.

     This Lease has been executed by Landlord and Tenant in Hammond, Louisiana on the __ day of April, 1985.

WITNESSES AS TO LANDLORD:                GENERAL JACKSON PARTNERSHIP

                                         By:
--------------------------------            ---------------------------------
                                            Gerald E. Songy
                                            Title: General Partner
--------------------------------

                                         By:
                                            ---------------------------------
                                            James E. Maurin
                                            Title: General Partner

WITNESSES AS TO TENANT:                  ZAPATA HAYNIE CORPORATION

                                         By:
--------------------------------            ---------------------------------
                                            Charles W. Beck
                                            Title: President
------------------------------

State of Louisiana

Parish of Tangipahoa


     On this __ day of April, 1985, before the undersigned Notary Public, personally appeared Gerald E. Songy, who after being duly sworn, declared that is a General Partner of General Jackson Partnership, and that he executed the foregoing Lease on behalf of the partnership by authority of the Articles of Partnership and acknowledges this Lease to be the free act and deed of the partnership.

                                              ------------------------------
                                              Notary Public

State of Louisiana

Parish of Tangipahoa

     On this __ day of April, 1985, before the undersigned Notary Public, personally appeared James E. Maurin, who after being duly sworn, declared that is a General Partner of General Jackson Partnership, and that he executed the foregoing Lease on behalf of the partnership by authority of the Articles of Partnership and acknowledges this Lease to be the free act and deed of the partnership.

                                        --------------------------------------
                                        Notary Public

State of Louisiana

Parish of Tangipahoa

     On this __ day of April, 1985, before the undersigned Notary Public, personally appeared Charles W. Beck, who after being duly sworn, declared that he is the President of Zapata Haynie Corporation, and that he executed the foregoing Lease on behalf of the corporation by authority of its Board of Directors and acknowledges the Lease to be the free act and deed of the partnership.

                                        --------------------------------------
                                        Notary Public

                                   EXHIBIT "A"
                         DESCRIPTION OF LEASED PREMISES

     The Leased Premises shall comprise: (a) the entire building to be constructed in accordance with Exhibit B; (b) the parking facility to be constructed upon the land described in (c); and (c) the following described land:

          A certain trace or parcel of ground, together with all buildings and improvements thereon, and all the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging to or in anywise appertaining, situated in the Parish of Tangipahoa, State of Louisiana, in that subdivision known as The French Quarter Subdivision and being Lots 13, 14 and 15 of such subdivision, and being more particularly described according to a map of survey recorded on Conveyance Book 473, Page 231, official records of Tangipahoa Parish, Louisiana. Such tract being subject to such servitudes of record, including a ten (10') foot servitude along the east property line for utilities and drainage and further subject to those restrictive covenants as recorded in Conveyance Book 510, Pages 396-399, official records of the Clerk and Recorder for Tangipahoa Parish, Louisiana.

                                   EXHIBIT "B"
                      CONSTRUCTION RIDER TO LEASE AGREEMENT

     This rider is attached to and forms a part of a certain lease dated as of April __, 1985, between General Jackson Partnership, as Landlord and Zapata Haynie Corporation as Tenant.

     1.   Construction and Completion of Building.

          (a) The Base Building will be constructed by Landlord substantially in accordance with the plans and specifications for a two-story office building to be prepared by Dietz, Prince & Fischrupp, Architects.

          (b) All other design and construction work with respect to the improvements of the Leased Premises shall be referred to as "Tenant Improvements," and shall be at the sole cost and expense of Tenant, except to the extent of the contribution by Landlord, as provided below.

     2.   Tenant's Plans and Specifications.

          (a) Tenant agrees to furnish complete information regarding Tenant's program and space planning requirements for Tenant Improvements to Landlord's Architect no later than April 15, 1985.

          (b) Upon submission to Landlord's Architect of the requirements as described above in subparagraph (a), Landlord's Architect will prepare, at the sole cost and expense of Landlord, all architectural, mechanical and electrical engineering plans and specifications required for the performance of the work, including complete detailed working drawings and specifications for Tenant's partition layout, entrances, ceilings, fire protection, heating and air conditioning, lighting and electrical outlets. Tenant agrees to review and approve or "approve as noted" these plans and specifications within ten (10) days upon submission by Landlord's Architect. After approval of plans and specifications by Landlord and Tenant, all amendments or supplements thereto shall be prepared by Landlord's architect at the sole cost and expense of Tenant.

          (c) It is understood and agreed that all plans, drawings and specifications are subject to Landlord's approval, which the Landlord agrees shall not be unreasonably withheld.

     3.   Tenant Improvements Construction.

          (a) The Landlord will construct Building Standard Tenant Improvements in and to the premises in accordance with final architectural construction drawings as described in Paragraph 2(b) above. Building Standard construction is defined as typical design and construction finishes, details, materials, cross-sections, performance ratings, and average quality allowances, which have been developed by the Landlord and Landlord's architects as representing the optimum aesthetic functional and operational balance with the Base Building.

          (b) The Landlord shall execute a contract with such persons, firms or corporations as it, in its sole discretion, deems advisable for the completion of such Building Standard Improvements. Landlord will provide and install Building Standard Tenant Improvements for which Landlord's sole construction obligation is to pay to Landlord's Contractor the cost of construction thereof for a total contribution amount not to exceed $8.00 per Rentable Square Foot.

          (c) If Tenant requests Landlord to perform any Building Standard Improvement work or custom or special Tenant Improvement work over and above the Landlord's contribution listed in Paragraph 3(a) above, this work will be performed by the Landlord's Contractor as a "Tenant Reimbursable." The Tenant shall approve the written estimate of such cost of the work prior to commencement by the Landlord's Contractor, which approval not to be unreasonably withheld. If Tenant shall fail to approve any such estimate within ten (10) days, the same shall be deemed disapproved in all respects by Tenant, and Landlord's Contractor shall not be authorized to proceed thereon.

          (d) The Tenant will pay the actual cost of the improvements represented by charges of Landlord's Contractors, less Landlord's contribution listed in Paragraph 3(b) above. The sums due by Tenant to Landlord under the provisions of this paragraph shall be billed from time to time and shall be paid within ten (10) days after demand by Landlord or its agent, but in no event later than the date of occupancy of the Leased Premises by Tenant.

     4.   Commencement of Rent.

          It is agreed that notwithstanding the date provided in the Lease for the commencement of the term thereof, such term shall not commence until the substantial completion of all Tenant Improvements as hereinabove defined, and the termination date shall be extended for a period of time equal to the period of any such delay in commencement of the term thereof; provided, however, that if Landlord shall be delayed in substantially completing such work as a result of:

          (a) Tenant's failure to furnish information with respect to Tenant's requirements for the Tenant Improvements within the time provided in Paragraph 2(a) above;

          (b) Tenant's failure to approve detailed working drawings as provided in Paragraph 2(b) above;

          (c) Tenant's failure to approve written cost estimate as provided in Paragraph 3(c) above;

          (d) Changes by Tenant in the final plans and specifications prepared pursuant to Paragraph 2(b) above;

          (e) The performance by any person, firm, or corporation (other than Landlord's Contractor) employed at Tenant's request and the completion or work by such person, firm or corporation;

          (f) Delay of delivery of materials, finishes or installations requested by Tenant other than materials, finishes, and installations used as Building Standard items by Landlord's Contractors in the Building; and

          (g) Any other delay (including, without limitation, delay in providing necessary approvals or disapprovals required of Tenant) caused by the action or inaction by Tenant;

then, in that event, the commencement of the term of such Lease and the Landlord's obligation for the payment of rental thereunder shall be accelerated by the number of days of such delay.

                                      General Jackson Partnership

                                      By:
                                         -------------------------------------
                                         Gerald E. Songy
                                         General Partner


                                      By:
                                         -------------------------------------
                                         James E. Maurin
                                         General Partner

                                      Zapata Haynie Corporation


                                      By:
                                         -------------------------------------
                                         Charles W. Beck
                                         President

                                   EXHIBIT "C"
                              RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Leased Premises.

     2. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with any window or door of the Leased Premises without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or fixtures must be of the quality, part, design and color, and attached in the manner approved by the Landlord.

     3. No sign, advertisement, notice or other letterings will be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Leased Premiss or building without the prior written consent of the Landlord. In the event of the violation of the foregoing by Tenant, the Landlord may remove the same without any liability and may charge the expense incurred by such removal to the Tenant. Landlord reserves the right to install or maintain a sign or signs on the exterior of the building.

     4. The sashes, sash doors, sky lights, windows, doors that reflect or admit light and air into the halls, passageways, or other public places in the building will not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window ledges.

     5. No showcase or other articles shall be put in front of or affixed on any part of the exterior of the building nor placed in the halls, corridors, or vestibules without the prior written consent of the Landlord.

     6. The water, wash closets, and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substance shall be thrown therein. All damages resulting from any misuse of the fixture shall be borne by Tenant.

     7. Tenant shall not mark, paint, drill into, or in any way deface any part of the Leased Premises or the building. No boring, cutting, or stringing of wire shall be permitted except with the prior written consent of Landlord and as it may direct. Tenant shall not lay linoleum, or other similar floor covering so that the same shall come into direct contact with the floor of the Leased Premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other similar material soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     8. No bicycles, baby carriages, birds, or animals of any kind shall be brought into or keep in or about the Leased Premises. However, this does not prohibit the Tenant from having coffee, soft drinks, candy and other items for the use of Tenant's employees, servants, agents or visitors. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Leased Premises.

     9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant nor shall any changes be made in existing locks or mechanisms thereof, without the prior written approval of Landlord, which approval shall not be unreasonably withheld.

     10. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights, or down the passageways.

     11. Tenant agrees not to place a load upon any floor of the Leased Premises exceeding the floor load per square foot area which such floor was (and is) designed to carry and would be allowed by law. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to Landlord's judgement to absorb and prevent vibration, noise and annoyance.

     12. No space in the building shall be used for manufacturing, or for the sale of property of any kind at auction.

     13. Tenant shall not open, or permit windows in the Leased Premises to be opened at any time.


                                  Accepted:
                                            ---------------------------------

                                  Tenant:
                                            ---------------------------------

                                  Date:
                                            ---------------------------------

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